Cannabis Growth Fund

Class I Shares

(Ticker Symbol: CANIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated July 22, 2021, to the

Summary Prospectus dated June 4, 2021, the Prospectus dated June 1, 2021, and the

Statement of Additional Information dated June 1, 2021 as supplemented.

On July 21, 2021, the Board of Trustees of the Trust approved a one-for-three reverse share split for shares of the Cannabis Growth Fund, effective after the close of business on August 5, 2021. On August 6, 2021, shareholders will be deemed to hold one Fund share for every three Fund shares previously held as of the close of business on August 5, 2021. The reverse share split will not change the total value of your investment in the Fund. This change is in anticipation of the conversion of the Fund to an ETF, currently scheduled for September 24, 2021. Confirmation statements will be mailed to direct shareholders notifying them of the changes in their shares. Shareholders with accounts held through intermediaries will receive any related communication directly from their financial intermediaries.

Please contact the Fund at 1-888-885-0588 if you have any questions or need assistance.

Please file this Supplement with your records.